Exhibit 10.2

FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT

FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT, dated as of September 10, 2004 (this “Amendment”), among ARCH CAPITAL GROUP LTD., a company organized under the laws of Bermuda (the “Borrower”), the lenders from time to time party to the Credit Agreement (the “Lenders”), and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Borrower, Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of September 12, 2003 (as amended, restated, modified and/or supplemented prior to the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments.

1.  The definition of “Commitment Expiration Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Commitment Expiration Date” means (i) in the case of each Continuing Lender, September 17, 2004 and (ii) in the case of each Lender other than a Continuing Lender, September 10, 2004.

2.  The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“Maturity Date” means September 17, 2004.

3.  Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new definition in appropriate alphabetical order:

“Continuing Lender” means JPMorgan Chase Bank, Bank of America, N.A., The Bank of Bermuda Limited (or its successor in interest), Wachovia Bank, National Association, and The Bank of New York.

II.            Consent.

1.  It is hereby understood and agreed that any reference to Commitment Expiration Date appearing in the Credit Agreement shall be construed to be the Commitment Expiration Date for a given Lender.

III.           Miscellaneous.

1.  In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists as of the First Amendment Effective Date after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of such date (other than those representations or warranties which are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made solely as of such specified date or with respect to such specified period of time).

2.  This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement (or of any provision beyond the specific amendments granted hereby) or any other Credit Document.

3.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK.

5.  This Amendment shall become effective on the first date (the “First Amendment Effective Date”) on which the Borrower, each Continuing Lender and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the White and Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Gina Kwack (facsimile number 212-354-8113).

6.  At all times on and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.  It is agreed that this Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first written above.

ARCH CAPITAL GROUP LTD.

By:	/s/ John D. Vollaro
Name: John D. Vollaro
Title: Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, Individually and as Administrative Agent

By:	/s/ Heather Lindstrom
Name: Heather Lindstrom
Title: Vice President

BANK OF AMERICA, N.A., Individually and as Syndication Agent

By:	/s/ Debra Basler
Name: Debra Basler
Title: Principal

THE BANK OF BERMUDA LIMITED

By:	/s/ W. Graham Welton
Name: W. Graham Welton
Title: Head of Corporate Investment Banking & Markets

THE BANK OF NEW YORK

By:	/s/ Lizanne T. Eberle
Name: Lizanne T. Eberle
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Kimberly Shaffer
Name: Kimberly Shaffer
Title: Director

BARCLAYS BANK PLC

By:	/s/ Brendan Mahoney
Name: Brendan Mahoney
Title: Director’s Assistant